Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Fourth Quarter 2021

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	404	651	315	327	350	1,262	1,643	30%
U.S. Businesses	794	843	1,047	1,090	895	2,703	3,875	43%
International Businesses	790	871	803	887	829	2,952	3,390	15%
Corporate and Other	(521)	(322)	(336)	(460)	(489)	(1,967)	(1,607)	18%
Total adjusted operating income before income taxes	1,467	2,043	1,829	1,844	1,585	4,950	7,301	47%
Income taxes, applicable to adjusted operating income	337	425	389	357	358	1,037	1,529	47%
After-tax adjusted operating income	1,130	1,618	1,440	1,487	1,227	3,913	5,772	48%
Income (loss) attributable to Prudential Financial, Inc.	819	2,828	2,158	1,530	1,208	(374)	7,724	2165%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	11.9%	16.5%	14.2%	14.5%	11.8%	10.1%	14.3%
Return on Average Equity (based on net income (loss))	4.9%	18.0%	14.3%	9.8%	7.8%	-0.6%	12.4%
Distributions to Shareholders
Dividends paid	442	467	460	451	443	1,769	1,821	3%
Share repurchases	—	375	875	875	375	500	2,500	400%
Total capital returned	442	842	1,335	1,326	818	2,269	4,321	90%
Per Share Data
Net income (loss) (diluted)	2.03	6.98	5.40	3.90	3.13	(1.00)	19.51	2051%
Adjusted Operating Income (diluted)	2.80	3.99	3.60	3.78	3.18	9.72	14.58	50%
Shareholder dividends	1.10	1.15	1.15	1.15	1.15	4.40	4.60	5%
Book value	167.81	145.05	160.31	160.29	161.26
Book value excluding AOCI and FX (2)	94.79	100.49	104.39	106.85	108.72
Shares Outstanding
Weighted average number of common shares (basic)	396.2	396.3	391.1	383.8	377.7	395.8	387.2	-2%
Weighted average number of common shares (diluted)	398.3	398.8	394.1	386.8	380.9	397.8	390.1	-2%
End of period common shares (basic)	396.4	394.3	386.8	378.9	376.3
End of period common shares (diluted)	401.8	400.1	393.3	386.1	383.7

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	2.80	3.99	3.60	3.78	3.18	9.72	14.58
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(2.99)	2.65	0.91	0.25	0.30	(10.81)	4.17
Market experience updates	0.94	0.76	0.57	(0.51)	1.10	(1.61)	1.92
Divested and Run-off Businesses:
Closed Block division	(0.02)	0.09	0.08	0.07	0.13	(0.06)	0.36
Other Divested and Run-off Businesses	0.29	0.11	0.86	0.12	0.75	(1.13)	1.84
Difference in earnings allocated to participating unvested share-based payment awards	0.01	(0.05)	(0.03)	—	—	0.07	(0.07)
Other adjustments (1)	(0.04)	(0.03)	(0.03)	(0.02)	(2.83)	0.13	(2.85)
Total reconciling items, before income taxes	(1.81)	3.53	2.36	(0.09)	(0.55)	(13.41)	5.37
Income taxes, not applicable to adjusted operating income	(1.04)	0.54	0.56	(0.21)	(0.50)	(2.69)	0.44
Total reconciling items, after income taxes	(0.77)	2.99	1.80	0.12	(0.05)	(10.72)	4.93
Net income (loss) attributable to Prudential Financial, Inc.	2.03	6.98	5.40	3.90	3.13	(1.00)	19.51
Weighted average number of outstanding common shares (basic)	396.2	396.3	391.1	383.8	377.7	395.8	387.2
Weighted average number of outstanding common shares (diluted)	398.3	398.8	394.1	386.8	380.9	397.8	390.1
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	819	2,828	2,158	1,530	1,208	(374)	7,724
Less: Earnings allocated to participating unvested share-based payment awards	10	44	31	23	17	21	115
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	809	2,784	2,127	1,507	1,191	(395)	7,609
After-tax adjusted operating income	1,130	1,618	1,440	1,487	1,227	3,913	5,772
Less: Earnings allocated to participating unvested share-based payment awards	13	26	20	23	17	47	86
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,117	1,592	1,420	1,464	1,210	3,866	5,686

___________

(1) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2020	2021
	4Q	1Q	2Q	3Q	4Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	925	867	909	909	722
Long-term Debt	12,103	12,117	12,055	11,070	11,003
Junior Subordinated Long-term Debt	7,615	7,613	7,615	7,617	7,619
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	67,425	58,036	63,048	61,887	61,876
Excluding accumulated other comprehensive income (2)	36,687	38,817	39,771	40,051	40,552
Amount included above for remeasurement of foreign currency (3)	(1,399)	(1,388)	(1,287)	(1,205)	(1,164)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	38,086	40,205	41,058	41,256	41,716
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	167.81	145.05	160.31	160.29	161.26
Excluding accumulated other comprehensive income (2)	91.31	97.02	101.12	103.73	105.69
Amount included above for remeasurement of foreign currency (3)	(3.48)	(3.47)	(3.27)	(3.12)	(3.03)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	94.79	100.49	104.39	106.85	108.72
End of period number of common shares (diluted)	401.8	400.1	393.3	386.1	383.7
Common Stock Price Range (based on closing price):
High	81.29	93.87	108.51	108.01	114.00
Low	61.67	76.40	92.71	95.71	100.05
Close	78.07	91.10	102.47	105.20	108.24
Common Stock market capitalization (1)	30,947	35,921	39,635	39,860	40,731

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

OPERATIONS HIGHLIGHTS

	2020	2021
	4Q	1Q	2Q	3Q	4Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	614.9	591.8	618.6	625.3	629.4
Retail customers	372.0	381.0	401.2	395.4	401.4
General account	511.7	478.5	491.6	493.2	493.0
Total PGIM	1,498.6	1,451.3	1,511.4	1,513.9	1,523.8
U.S. Businesses (3)	171.7	159.7	162.6	160.0	163.1
International Businesses	14.3	14.5	13.2	12.1	12.8
Corporate and Other (3)	36.3	37.9	42.8	40.6	42.6
Total assets under management	1,720.9	1,663.4	1,730.0	1,726.6	1,742.3
Assets under administration	341.7	360.7	372.2	372.4	382.5
Total assets under management and administration	2,062.6	2,024.1	2,102.2	2,099.0	2,124.8
Distribution Representatives (1):
Prudential Advisors	3,023	3,019	3,005	2,979	2,846
International Life Planners	6,066	6,160	6,071	6,138	6,024
Gibraltar Life Consultants	7,254	7,144	7,088	7,094	7,100
Prudential Advisor Productivity (in thousands)	84	71	80	83	106

__________
(1) As of end of period.
(2) At fair market value.
(3) The amounts for fourth quarter of 2020 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	7,505	6,887	6,086	12,651	6,723	27,618	32,347	17%
Policy charges and fee income	1,490	1,492	1,393	1,589	1,512	5,766	5,986	4%
Net investment income	3,535	3,387	3,490	3,666	3,617	13,132	14,160	8%
Asset management fees, commissions and other income	2,065	1,990	1,649	1,757	1,892	5,766	7,288	26%
Total revenues	14,595	13,756	12,618	19,663	13,744	52,282	59,781	14%
Benefits and expenses (1):
Insurance and annuity benefits	8,303	7,530	6,692	13,520	7,626	30,000	35,368	18%
Interest credited to policyholders' account balances	684	684	667	665	667	2,781	2,683	-4%
Interest expense	386	375	370	367	362	1,565	1,474	-6%
Deferral of acquisition costs	(676)	(691)	(608)	(646)	(599)	(2,621)	(2,544)	3%
Amortization of acquisition costs	485	542	503	525	510	2,078	2,080	—%
General and administrative expenses	3,946	3,273	3,165	3,388	3,593	13,529	13,419	-1%
Total benefits and expenses	13,128	11,713	10,789	17,819	12,159	47,332	52,480	11%
Adjusted operating income before income taxes	1,467	2,043	1,829	1,844	1,585	4,950	7,301	47%
Income taxes, applicable to adjusted operating income	337	425	389	357	358	1,037	1,529	47%
After-tax adjusted operating income	1,130	1,618	1,440	1,487	1,227	3,913	5,772	48%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(1,189)	1,055	358	98	116	(4,300)	1,627	138%
Market experience updates	376	304	225	(199)	420	(640)	750	217%
Divested and Run-off Businesses:
Closed Block division	(9)	34	31	27	48	(24)	140	683%
Other Divested and Run-off Businesses	117	45	339	48	284	(450)	716	259%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	152	(54)	4	(3)	12	90	(41)	-146%
Other adjustments (2)	(14)	(13)	(13)	(9)	(1,077)	51	(1,112)	-2280%
Total reconciling items, before income taxes	(567)	1,371	944	(38)	(197)	(5,273)	2,080	139%
Income taxes, not applicable to adjusted operating income	(425)	211	220	(98)	(188)	(1,118)	145	113%
Total reconciling items, after income taxes	(142)	1,160	724	60	(9)	(4,155)	1,935	147%
Income (loss) before income taxes and equity in earnings of operating joint ventures	900	3,414	2,773	1,806	1,388	(323)	9,381	3004%
Income tax expense (benefit)	(88)	636	609	259	170	(81)	1,674	2167%
Income (loss) before equity in earnings of operating joint ventures	988	2,778	2,164	1,547	1,218	(242)	7,707	3285%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(169)	50	(6)	(17)	(10)	(132)	17	113%
Income (loss) attributable to Prudential Financial, Inc.	819	2,828	2,158	1,530	1,208	(374)	7,724	2165%
Earnings attributable to noncontrolling interests	203	(24)	25	35	34	228	70	-69%
Net income (loss)	1,022	2,804	2,183	1,565	1,242	(146)	7,794	5438%
Less: Income (loss) attributable to noncontrolling interests	203	(24)	25	35	34	228	70	-69%
Net income (loss) attributable to Prudential Financial, Inc.	819	2,828	2,158	1,530	1,208	(374)	7,724	2165%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 36 and 37 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge of $837 million after-tax, $1,060 million pre-tax, in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

CONSOLIDATED BALANCE SHEETS
(in millions)

	12/31/2020	03/31/2021	06/30/2021	09/30/2021	12/31/2021

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(net of allowance for credit losses $133; $131; $80; $92; $114) (amortized cost $354,470; $341,122; $338,942; $332,957; $333,459)	412,905	378,596	382,981	373,252	372,410
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses
(net of allowance for credit losses $9; $7; $7; $6; $5) (fair value $2,298; $2,125; $1,987; $1,956; $1,803)	1,930	1,801	1,662	1,644	1,514
Fixed maturities, trading, at fair value
(amortized cost $3,670; $6,602; $6,690; $9,583; $8,741)	3,914	6,202	6,567	9,548	8,823
Assets supporting experience-rated contractholder liabilities, at fair value	24,115	24,027	24,596	3,424	3,358
Equity securities, at fair value
(cost $5,968; $5,973; $5,413; $5,100; $5,815)	8,135	8,492	8,018	7,727	8,574
Commercial mortgage and other loans
(net of allowance for credit losses $235; $224; $172; $117; $119)	65,425	64,554	64,359	57,786	58,666
Policy loans	11,271	10,990	10,652	10,471	10,386
Other invested assets
(net of allowance for credit losses $2; $2; $2; $2; $2)	18,125	18,863	20,384	20,205	21,833
Short-term investments
(net of allowance for credit losses $1; $2; $0; $0; $0)	7,800	5,304	6,325	4,733	6,635
Total investments	553,620	518,829	525,544	488,790	492,199
Cash and cash equivalents	13,701	16,099	15,145	15,605	12,888
Accrued investment income	3,193	3,063	3,037	2,808	2,855
Deferred policy acquisition costs	19,027	19,273	19,029	18,067	18,192
Value of business acquired	1,103	1,006	1,057	815	771
Other assets
(net of allowance for credit losses $11; $13; $15; $16; $19) (1)	22,801	22,567	21,957	164,645	164,532
Separate account assets	327,277	326,443	340,692	241,852	246,145
Total assets	940,722	907,280	926,461	932,582	937,582
Liabilities:
Future policy benefits	306,343	290,536	289,233	291,721	290,784
Policyholders' account balances	161,682	160,227	159,548	122,337	122,633
Securities sold under agreements to repurchase	10,894	9,384	9,557	9,899	10,185
Cash collateral for loaned securities	3,499	4,673	4,431	4,382	4,251
Income taxes	12,022	9,336	10,196	10,540	9,513
Senior short-term debt	925	867	909	909	722
Senior long-term debt	12,103	12,117	12,055	11,070	11,003
Junior subordinated long-term debt	7,615	7,613	7,615	7,617	7,619
Other liabilities
(net of allowance for credit losses $20; $20; $20; $21; $21) (1)	29,847	27,023	28,257	169,414	171,845
Notes issued by consolidated variable interest entities	305	285	284	282	274
Separate account liabilities	327,277	326,443	340,692	241,852	246,145
Total liabilities	872,512	848,504	862,777	870,023	874,974
Equity:
Accumulated other comprehensive income	30,738	19,219	23,277	21,836	21,324
Other equity	36,687	38,817	39,771	40,051	40,552
Total Prudential Financial, Inc. equity	67,425	58,036	63,048	61,887	61,876
Noncontrolling interests	785	740	636	672	732
Total equity	68,210	58,776	63,684	62,559	62,608
Total liabilities and equity	940,722	907,280	926,461	932,582	937,582

__________

(1) September 30, 2021 and December 31, 2021 balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the pending dispositions of the Full Service Retirement Business and a portion of Individual Annuities’ Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

COMBINING BALANCE SHEETS
(in millions)
	As of December 31, 2021

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	492,199	58,800	433,399	4,808	191,928	204,475	32,188
Deferred policy acquisition costs	18,192	188	18,004	—	10,714	7,658	(368)
Other assets (1)	181,046	991	180,055	4,828	70,007	10,603	94,617
Separate account assets	246,145	—	246,145	43,930	205,951	—	(3,736)
Total assets	937,582	59,979	877,603	53,566	478,600	222,736	122,701
Liabilities:
Future policy benefits	290,784	45,596	245,188	—	108,439	127,661	9,088
Policyholders' account balances	122,633	4,737	117,896	—	59,987	49,503	8,406
Debt	19,344	—	19,344	1,698	8,513	166	8,967
Other liabilities (1)	196,068	11,086	184,982	4,192	65,038	16,125	99,627
Separate account liabilities	246,145	—	246,145	43,930	205,951	—	(3,736)
Total liabilities	874,974	61,419	813,555	49,820	447,928	193,455	122,352
Equity:
Accumulated other comprehensive income	21,324	(46)	21,370	(48)	9,218	12,182	18
Other equity	40,552	(1,406)	41,958	2,721	21,362	17,062	813
Total Prudential Financial, Inc. equity	61,876	(1,452)	63,328	2,673	30,580	29,244	831
Noncontrolling interests	732	12	720	1,073	92	37	(482)
Total equity	62,608	(1,440)	64,048	3,746	30,672	29,281	349
Total liabilities and equity	937,582	59,979	877,603	53,566	478,600	222,736	122,701

	As of December 31, 2020

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	553,620	61,065	492,555	4,462	204,464	211,879	71,750
Deferred policy acquisition costs	19,027	209	18,818	—	11,073	7,668	77
Other assets	40,798	815	39,983	4,176	24,684	11,581	(458)
Separate account assets	327,277	—	327,277	40,042	234,991	—	52,244
Total assets	940,722	62,089	878,633	48,680	475,212	231,128	123,613
Liabilities:
Future policy benefits	306,343	46,762	259,581	—	116,573	128,776	14,232
Policyholders' account balances	161,682	4,874	156,808	—	67,752	51,429	37,627
Debt	20,643	—	20,643	2,218	8,170	95	10,160
Other liabilities	56,567	12,044	44,523	2,893	15,015	18,662	7,953
Separate account liabilities	327,277	—	327,277	40,042	234,991	—	52,244
Total liabilities	872,512	63,680	808,832	45,153	442,501	198,962	122,216
Equity:
Accumulated other comprehensive income	30,738	10	30,728	(39)	13,260	17,219	288
Other equity	36,687	(1,615)	38,302	2,439	19,363	14,912	1,588
Total Prudential Financial, Inc. equity	67,425	(1,605)	69,030	2,400	32,623	32,131	1,876
Noncontrolling interests	785	14	771	1,127	88	35	(479)
Total equity	68,210	(1,591)	69,801	3,527	32,711	32,166	1,397
Total liabilities and equity	940,722	62,089	878,633	48,680	475,212	231,128	123,613

______________
(1) Balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the pending dispositions of the Full Service Retirement Business and a portion of Individual Annuities’ Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of December 31, 2021				As of December 31, 2020
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	98	4,975	7,619	12,692	—	5,856	7,615	13,471
Operating Debt	420	5,650	—	6,070	779	5,666	—	6,445
Limited recourse and non-recourse borrowing	204	378	—	582	146	581	—	727
Total Debt	722	11,003	7,619	19,344	925	12,103	7,615	20,643

	As of December 31, 2021				As of December 31, 2020
		The Prudential				The Prudential
	Prudential	Insurance Company	Other		Prudential	Insurance Company	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	12,096	444	152	12,692	12,967	444	60	13,471
Operating Debt	5,602	468	—	6,070	6,018	427	—	6,445
Limited recourse and non-recourse borrowing	—	274	308	582	—	409	318	727
Total Debt	17,698	1,186	460	19,344	18,985	1,280	378	20,643

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $344 million of surplus notes as of December 31, 2021 and $343 million as of December 31, 2020.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	115	26	71	13	47	304	157	-48%
Asset management fees, commissions and other income	1,237	1,288	938	1,059	1,051	3,849	4,336	13%
Total revenues	1,352	1,314	1,009	1,072	1,098	4,153	4,493	8%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	6	7	6	6	6	33	25	-24%
Deferral of acquisition costs	(1)	(2)	(1)	(1)	(1)	(7)	(5)	29%
Amortization of acquisition costs	2	2	1	2	1	8	6	-25%
General and administrative expenses	941	656	688	738	742	2,857	2,824	-1%
Total benefits and expenses	948	663	694	745	748	2,891	2,850	-1%
Adjusted operating income before income taxes	404	651	315	327	350	1,262	1,643	30%
Total revenues	1,352	1,314	1,009	1,072	1,098	4,153	4,493	8%
Less: Passthrough distribution revenue	31	32	29	30	29	116	120	3%
Less: Revenue associated with consolidations	214	(29)	35	46	19	268	71	-74%
Total adjusted revenues (2)	1,107	1,311	945	996	1,050	3,769	4,302	14%
Adjusted operating margin (2)(3)	36.5%	49.7%	33.3%	32.8%	33.3%	33.5%	38.2%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 31.9%, 30.5%, 31.2%, 49.5%, and 29.9% for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively, and 36.6%, and 30.4% for the twelve months ended December 31, 2021 and December 31, 2020, respectively. Adjusted Operating Margin excluding the gain on the sale of Pramerica SGR is 29.3% and 32.2% for the three months ended March 31, 2021 and twelve months ended December 31, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	777	795	803	847	857	2,910	3,302	13%
Other related revenues (1)	248	82	86	92	143	552	403	-27%
Service, distribution and other revenues	327	437	120	133	98	691	788	14%
Total PGIM revenues	1,352	1,314	1,009	1,072	1,098	4,153	4,493	8%
Analysis of asset management fees by source:
Institutional customers	352	348	349	366	376	1,350	1,439	7%
Retail customers	285	302	307	332	334	1,003	1,275	27%
General account	140	145	147	149	147	557	588	6%
Total asset management fees	777	795	803	847	857	2,910	3,302	13%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	December 31, 2021
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	63.9	470.3	61.9	26.7	6.6	629.4
Retail customers	147.9	171.8	1.9	0.8	79.0	401.4
General account	4.4	338.6	68.8	81.2	—	493.0
Total	216.2	980.7	132.6	108.7	85.6	1,523.8

	December 31, 2020
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	61.0	471.6	50.8	25.7	5.8	614.9
Retail customers	136.9	174.7	1.8	0.7	57.9	372.0
General account	4.5	358.2	68.9	80.1	—	511.7
Total	202.4	1,004.5	121.5	106.5	63.7	1,498.6
__________
(1) Other related revenues, net of related expenses are $87 million, $56 million, $62 million, $57 million, and $179 million for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively, and $262 million, and $402 million for the twelve months ended December 31, 2021, and December 31, 2020, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	530.0	550.2	528.6	555.6	562.4	494.6	550.2
Additions	16.9	21.2	23.0	14.0	20.2	68.4	78.4
Withdrawals	(14.4)	(20.1)	(17.4)	(13.3)	(16.7)	(65.4)	(67.5)
Change in market value	23.0	(19.4)	18.8	1.7	4.0	49.2	5.1
Net money market flows	(6.0)	(2.5)	0.8	(1.1)	(1.9)	2.6	(4.7)
Other	0.7	(0.8)	1.8	5.5	—	0.8	6.5
Ending assets under management	550.2	528.6	555.6	562.4	568.0	550.2	568.0
Affiliated institutional assets under management	64.7	63.2	63.0	62.9	61.4	64.7	61.4
Total assets managed for institutional customers at end of period	614.9	591.8	618.6	625.3	629.4	614.9	629.4
Net institutional additions, excluding money market activity	2.5	1.1	5.6	0.7	3.5	3.0	10.9
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	230.0	252.5	250.8	266.0	262.8	189.7	252.5
Additions	24.6	29.7	19.2	16.9	23.7	95.0	89.5
Withdrawals	(20.8)	(25.3)	(19.5)	(17.3)	(27.3)	(77.8)	(89.4)
Change in market value	18.3	(6.1)	16.9	1.0	5.0	45.2	16.8
Net money market flows	0.2	0.1	0.2	0.3	0.1	0.4	0.7
Other	0.2	(0.1)	(1.6)	(4.1)	1.5	—	(4.3)
Ending assets under management	252.5	250.8	266.0	262.8	265.8	252.5	265.8
Affiliated retail assets under management	119.5	130.2	135.2	132.6	135.6	119.5	135.6
Total assets managed for retail customers at end of period	372.0	381.0	401.2	395.4	401.4	372.0	401.4
Net retail additions (withdrawals), excluding money market activity	3.8	4.4	(0.3)	(0.4)	(3.6)	17.2	0.1

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	3,706	2,484	2,545	8,639	3,054	11,817	16,722	42%
Policy charges and fee income	1,416	1,405	1,331	1,519	1,440	5,446	5,695	5%
Net investment income	1,914	1,896	1,924	2,110	2,006	7,186	7,936	10%
Asset management fees, commissions and other income	886	815	845	880	991	2,617	3,531	35%
Total revenues	7,922	6,600	6,645	13,148	7,491	27,066	33,884	25%
Benefits and expenses (1):
Insurance and annuity benefits	4,926	3,697	3,550	9,946	4,349	16,216	21,542	33%
Interest credited to policyholders' account balances	441	442	433	436	438	1,801	1,749	-3%
Interest expense	204	198	199	200	201	856	798	-7%
Deferral of acquisition costs	(354)	(341)	(304)	(294)	(301)	(1,250)	(1,240)	1%
Amortization of acquisition costs	229	235	252	247	247	915	981	7%
General and administrative expenses	1,682	1,526	1,468	1,523	1,662	5,825	6,179	6%
Total benefits and expenses	7,128	5,757	5,598	12,058	6,596	24,363	30,009	23%
Adjusted operating income before income taxes	794	843	1,047	1,090	895	2,703	3,875	43%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	2,332	1,021	1,094	7,178	1,502	6,263	10,795	72%
Policy charges and fee income	9	9	9	9	9	34	36	6%
Net investment income	925	925	952	1,054	990	3,446	3,921	14%
Asset management fees, commissions and other income	138	147	115	145	139	308	546	77%
Total revenues	3,404	2,102	2,170	8,386	2,640	10,051	15,298	52%
Benefits and expenses (1):
Insurance and annuity benefits	2,721	1,343	1,570	7,662	1,950	8,009	12,525	56%
Interest credited to policyholders' account balances	95	90	89	85	84	410	348	-15%
Interest expense	4	3	4	4	3	20	14	-30%
Deferral of acquisition costs	(7)	(5)	(2)	(8)	(3)	(17)	(18)	-6%
Amortization of acquisition costs	5	4	4	9	5	16	22	38%
General and administrative expenses	61	53	55	63	58	228	229	—%
Total benefits and expenses	2,879	1,488	1,720	7,815	2,097	8,666	13,120	51%
Adjusted operating income before income taxes	525	614	450	571	543	1,385	2,178	57%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

U.S. BUSINESSES - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021

Beginning total account value	234,696	243,387	247,496	243,843	246,068	227,596	243,387
Additions	8,251	9,760	661	8,045	3,501	22,469	21,967
Withdrawals and benefits	(5,062)	(5,642)	(5,744)	(4,546)	(4,893)	(18,288)	(20,825)
Change in market value, interest credited and interest income	1,475	(653)	1,346	618	570	8,854	1,881
Other (1)	4,027	644	84	(1,892)	474	2,756	(690)
Ending total account value	243,387	247,496	243,843	246,068	245,720	243,387	245,720
Net additions (withdrawals)	3,189	4,118	(5,083)	3,499	(1,392)	4,181	1,142
Amounts included in ending total account value above:
Investment-only stable value wraps	76,295	74,179	72,857	71,962	70,207
International reinsurance (2)(3)	72,810	81,803	81,402	79,993	82,406
Group annuities and other products (3)	94,282	91,514	89,584	94,113	93,107
Ending total account value	243,387	247,496	243,843	246,068	245,720

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.
(3) Prior period amounts have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	1,114	1,209	1,201	1,217	1,259	4,499	4,886	9%
Policy charges and fee income	157	194	158	169	174	673	695	3%
Net investment income	137	132	133	142	131	526	538	2%
Asset management fees, commissions and other income	26	21	26	25	26	88	98	11%
Total revenues	1,434	1,556	1,518	1,553	1,590	5,786	6,217	7%
Benefits and expenses (1):
Insurance and annuity benefits	1,230	1,388	1,207	1,394	1,493	4,664	5,482	18%
Interest credited to policyholders' account balances	49	47	43	41	40	206	171	-17%
Interest expense	—	1	1	—	1	3	3	—%
Deferral of acquisition costs	—	—	—	—	(3)	—	(3)	—%
Amortization of acquisition costs	2	1	2	1	1	8	5	-38%
General and administrative expenses	240	251	248	252	263	921	1,014	10%
Total benefits and expenses	1,521	1,688	1,501	1,688	1,795	5,802	6,672	15%
Adjusted operating income (loss) before income taxes	(87)	(132)	17	(135)	(205)	(16)	(455)	-2744%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021

Annualized New Business Premiums:
Group life	16	175	16	51	23	243	265
Group disability	20	120	35	17	49	163	221
Total	36	295	51	68	72	406	486
Future Policy Benefits (1):
Group life	2,630	2,586	2,482	2,574	2,756
Group disability	2,792	2,862	2,906	2,954	3,030
Total	5,422	5,448	5,388	5,528	5,786
Policyholders' Account Balances (1):
Group life	7,307	6,899	6,624	6,380	6,175
Group disability	163	148	131	131	131
Total	7,470	7,047	6,755	6,511	6,306
Separate Account Liabilities (1):
Group life	28,340	26,739	27,185	27,345	27,097
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,040	1,036	1,068	1,004	1,053	4,131	4,161
Earned premiums	863	923	904	915	928	3,450	3,670
Earned policy charges and fee income	138	173	138	148	151	605	610
Benefits ratio (3)	98.6%	104.2%	91.1%	105.2%	109.8%	93.6%	102.7%
Administrative operating expense ratio	13.2%	10.8%	11.0%	11.7%	11.5%	12.4%	11.3%
Persistency ratio	96.1%	96.7%	96.6%	96.5%	96.4%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	279	314	317	322	355	1,151	1,308
Earned premiums	251	286	297	302	331	1,049	1,216
Earned policy charges and fee income	19	21	20	21	23	68	85
Benefits ratio (3)	90.5%	80.5%	80.9%	85.9%	87.3%	78.8%	83.8%
Administrative operating expense ratio	28.2%	32.2%	32.7%	32.3%	31.4%	26.1%	32.1%
Persistency ratio	89.6%	94.0%	94.0%	93.5%	93.4%
Total Group Insurance:
Benefits ratio (3)	96.9%	99.0%	88.8%	100.7%	104.3%	90.4%	98.3%
Administrative operating expense ratio	16.4%	15.8%	16.1%	16.8%	16.5%	15.4%	16.3%
Net face amount of policies in force (in billions) (4)	1,909	1,931	1,960	1,976	2,004

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 91.1%, 80.9% and 88.7% for the three months ended June 30, 2021, respectively. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 102.7%, 83.8%, 98.3% and 93.4%, 78.4%, 90.2% for the twelve months ended December 31, 2021 and December 31, 2020, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL ANNUITIES
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	29	30	26	24	20	129	100	-22%
Policy charges and fee income	628	643	657	663	655	2,409	2,618	9%
Net investment income	238	224	223	247	231	898	925	3%
Asset management fees, commissions and other income	296	302	322	326	321	1,004	1,271	27%
Total revenues	1,191	1,199	1,228	1,260	1,227	4,440	4,914	11%
Benefits and expenses (1):
Insurance and annuity benefits	87	81	66	73	61	337	281	-17%
Interest credited to policyholders' account balances	83	88	90	92	89	337	359	7%
Interest expense	7	4	5	5	4	59	18	-69%
Deferral of acquisition costs	(110)	(101)	(99)	(87)	(84)	(366)	(371)	-1%
Amortization of acquisition costs	132	131	154	137	137	524	559	7%
General and administrative expenses	552	552	540	541	534	2,079	2,167	4%
Total benefits and expenses	751	755	756	761	741	2,970	3,013	1%
Adjusted operating income before income taxes	440	444	472	499	486	1,470	1,901	29%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021

Variable Annuities:
Beginning total account value	158,646	170,546	170,630	176,554	172,813	164,928	170,546
Sales: Highest Daily Suite (1)	209	24	8	3	3	1,471	38
Other variable annuities (2)	1,559	1,726	1,627	1,460	1,503	4,250	6,316
Total sales	1,768	1,750	1,635	1,463	1,506	5,721	6,354
Full surrenders and death benefits	(2,079)	(2,454)	(2,658)	(2,545)	(2,625)	(7,746)	(10,282)
Sales, net of full surrenders and death benefits	(311)	(704)	(1,023)	(1,082)	(1,119)	(2,025)	(3,928)
Partial withdrawals and other benefit payments	(1,347)	(1,332)	(1,238)	(1,237)	(1,522)	(4,824)	(5,329)
Net flows	(1,658)	(2,036)	(2,261)	(2,319)	(2,641)	(6,849)	(9,257)
Change in market value, interest credited, and other	14,463	3,034	9,106	(518)	7,176	16,006	18,798
Policy charges	(905)	(914)	(921)	(904)	(909)	(3,539)	(3,648)
Ending total account value	170,546	170,630	176,554	172,813	176,439	170,546	176,439
Variable Annuities Account Value by Product:
Highest Daily Suite - risk retained by Prudential (1)	117,942	117,748	120,492	116,741	118,384	117,942	118,384
Highest Daily Suite - externally reinsured living benefits	3,173	3,201	3,299	3,228	3,303	3,173	3,303
Other variable annuities (2)	49,431	49,681	52,763	52,844	54,752	49,431	54,752
Ending total account value	170,546	170,630	176,554	172,813	176,439	170,546	176,439
Fixed Annuities and other products:
Beginning total account value	5,552	5,734	5,812	5,857	5,865	4,753	5,734
Sales	212	105	58	37	45	1,094	245
Full surrenders and death benefits	(26)	(38)	(25)	(28)	(28)	(99)	(119)
Sales, net of full surrenders and death benefits	186	67	33	9	17	995	126
Partial withdrawals and other benefit payments	(94)	(97)	(90)	(97)	(99)	(367)	(383)
Net flows	92	(30)	(57)	(88)	(82)	628	(257)
Interest credited and other	91	108	102	96	84	354	390
Policy charges	(1)	—	—	—	(1)	(1)	(1)
Ending total account value, gross	5,734	5,812	5,857	5,865	5,866	5,734	5,866
Reinsurance ceded	(429)	(448)	(459)	(463)	(477)	(429)	(477)
Ending total account value, net	5,305	5,364	5,398	5,402	5,389	5,305	5,389
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (3):
Insurance Agents	649	613	630	578	635	2,336	2,456
Wirehouses	215	134	131	90	113	884	468
Independent Marketing Organization	16	6	3	3	3	202	15
Independent Financial Planners	1,024	1,032	860	762	725	3,033	3,379
Bank Distribution	76	70	69	67	75	360	281
Total	1,980	1,855	1,693	1,500	1,551	6,815	6,599

__________
(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021

Account Values in General Account (1):
Beginning balance	12,487	13,843	15,450	17,102	18,300	11,043	13,843
Premiums and deposits	1,467	1,640	1,512	1,341	1,359	3,209	5,852
Full surrenders and death benefits	(89)	(107)	(94)	(93)	(101)	(317)	(395)
Premiums and deposits net of full surrenders and death benefits	1,378	1,533	1,418	1,248	1,258	2,892	5,457
Partial withdrawals and other benefit payments	(165)	(161)	(150)	(159)	(184)	(626)	(654)
Net flows	1,213	1,372	1,268	1,089	1,074	2,266	4,803
Interest credited and other	191	204	392	140	701	401	1,437
Net transfers (to) from separate account	(47)	31	(8)	(31)	(12)	134	(20)
Policy charges	(1)	—	—	—	(1)	(1)	(1)
Ending balance, gross	13,843	15,450	17,102	18,300	20,062	13,843	20,062
Reinsurance ceded	(429)	(448)	(459)	(463)	(477)	(429)	(477)
Ending balance, net	13,414	15,002	16,643	17,837	19,585	13,414	19,585
Account Values in Separate Account (1):
Beginning balance	151,711	162,437	160,992	165,309	160,378	158,638	162,437
Premiums and deposits	513	215	181	159	192	3,606	747
Full surrenders and death benefits	(2,016)	(2,385)	(2,589)	(2,480)	(2,552)	(7,528)	(10,006)
Premiums and deposits net of full surrenders and death benefits	(1,503)	(2,170)	(2,408)	(2,321)	(2,360)	(3,922)	(9,259)
Partial withdrawals and other benefit payments	(1,276)	(1,268)	(1,178)	(1,175)	(1,437)	(4,565)	(5,058)
Net flows	(2,779)	(3,438)	(3,586)	(3,496)	(3,797)	(8,487)	(14,317)
Change in market value, interest credited and other	14,363	2,938	8,816	(562)	6,559	15,959	17,751
Net transfers (to) from general account	47	(31)	8	31	12	(134)	20
Policy charges	(905)	(914)	(921)	(904)	(909)	(3,539)	(3,648)
Ending balance	162,437	160,992	165,309	160,378	162,243	162,437	162,243

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2020	2021
	4Q	1Q	2Q	3Q	4Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	1,956	1,862	1,831	1,743	1,702
Guaranteed minimum withdrawal benefits	322	317	319	302	302
Guaranteed minimum income benefits	2,492	2,487	2,547	2,430	2,444
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	136,486	134,870	138,097	133,982	135,293
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,173	3,201	3,299	3,228	3,303
Total	144,429	142,737	146,093	141,685	143,044
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	112,811	112,565	115,152	111,582	113,110
Account Values with Auto-Rebalancing Feature - externally reinsured	3,173	3,201	3,299	3,228	3,303
Account Values without Auto-Rebalancing Feature	28,445	26,971	27,642	26,875	26,631
Total	144,429	142,737	146,093	141,685	143,044
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,513	3,445	2,898	3,287	2,931
Net Amount at Risk without Auto-Rebalancing Feature	509	492	422	450	409
Total	4,022	3,937	3,320	3,737	3,340
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

U.S. BUSINESSES - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2020	2021
	4Q	1Q	2Q	3Q	4Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	133,216	131,685	134,910	130,968	132,265
Net amount at risk	208	220	200	203	199
Minimum return, anniversary contract value, or maximum contract value:
Account value	29,551	29,338	29,959	28,912	29,121
Net amount at risk	2,327	2,339	2,049	2,419	2,055
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	115,984	115,766	118,450	114,810	116,413
Account Values without Auto-Rebalancing Feature	46,783	45,257	46,419	45,070	44,973
Total	162,767	161,023	164,869	159,880	161,386
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,145	1,204	1,027	1,334	1,066
Net Amount at Risk without Auto-Rebalancing Feature	1,390	1,355	1,222	1,288	1,188
Total	2,535	2,559	2,249	2,622	2,254
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	231	224	224	220	273	926	941	2%
Policy charges and fee income	622	559	507	678	602	2,330	2,346	1%
Net investment income	613	615	615	667	653	2,314	2,550	10%
Asset management fees, commissions and other income	230	237	270	274	279	828	1,060	28%
Total revenues	1,696	1,635	1,616	1,839	1,807	6,398	6,897	8%
Benefits and expenses (1):
Insurance and annuity benefits	888	885	707	817	845	3,206	3,254	1%
Interest credited to policyholders' account balances	214	217	211	218	225	848	871	3%
Interest expense	191	188	187	187	190	769	752	-2%
Deferral of acquisition costs	(237)	(235)	(203)	(199)	(211)	(867)	(848)	2%
Amortization of acquisition costs	90	99	92	100	104	367	395	8%
General and administrative expenses	615	525	476	506	573	2,123	2,080	-2%
Total benefits and expenses	1,761	1,679	1,470	1,629	1,726	6,446	6,504	1%
Adjusted operating income (loss) before income taxes	(65)	(44)	146	210	81	(48)	393	919%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	34	31	34	26	24	148	115
Guaranteed Universal life	11	12	18	5	10	94	45
Other Universal life	18	15	16	14	12	91	57
Variable life	176	146	112	144	136	449	538
Total	239	204	180	189	182	782	755
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	44	36	40	35	38	146	149
Third party distribution	195	168	140	154	144	636	606
Total	239	204	180	189	182	782	755
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	29,635	29,950	30,385	30,567	30,602	29,041	29,950
Premiums and deposits	713	755	573	1,103	691	3,024	3,122
Surrenders and withdrawals	(354)	(305)	(293)	(888)	(386)	(1,367)	(1,872)
Net sales	359	450	280	215	305	1,657	1,250
Benefit payments	(80)	(64)	(57)	(77)	(52)	(230)	(250)
Net flows	279	386	223	138	253	1,427	1,000
Interest credited and other	320	435	374	312	451	982	1,572
Net transfers from separate account	222	123	101	97	88	505	409
Policy charges	(506)	(509)	(516)	(512)	(518)	(2,005)	(2,055)
Ending balance	29,950	30,385	30,567	30,602	30,876	29,950	30,876
Separate Account Liabilities:
Beginning balance	37,342	41,428	42,836	45,502	45,555	35,633	41,428
Premiums and deposits	790	740	646	708	762	2,557	2,856
Surrenders and withdrawals	(243)	(268)	(294)	(258)	(272)	(966)	(1,092)
Net sales	547	472	352	450	490	1,591	1,764
Benefit payments	(72)	(152)	(136)	(140)	(150)	(408)	(578)
Net flows	475	320	216	310	340	1,183	1,186
Change in market value, interest credited and other	4,116	1,501	2,847	147	2,639	6,194	7,134
Net transfers to general account	(222)	(123)	(101)	(97)	(88)	(505)	(409)
Policy charges	(283)	(290)	(296)	(307)	(313)	(1,077)	(1,206)
Ending balance	41,428	42,836	45,502	45,555	48,133	41,428	48,133
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	237	239	241	241	299
Guaranteed Universal life	68	68	68	67	69
Other Universal life	30	30	29	29	30
Variable life	138	143	145	149	152
Total	473	480	483	486	550

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	1	—	1	—	1	2	2	—%
Asset management fees, commissions and other income	196	108	112	110	226	389	556	43%
Total revenues	197	108	113	110	227	391	558	43%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	2	2	2	4	3	5	11	120%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
General and administrative expenses	214	145	149	161	234	474	689	45%
Total benefits and expenses	216	147	151	165	237	479	700	46%
Adjusted operating loss before income taxes	(19)	(39)	(38)	(55)	(10)	(88)	(142)	-61%

__________
(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	3,808	4,411	3,547	4,021	3,682	15,827	15,661	-1%
Policy charges and fee income	87	101	76	86	88	374	351	-6%
Net investment income	1,330	1,300	1,354	1,376	1,373	4,982	5,403	8%
Asset management fees, commissions and other income	150	119	116	135	130	393	500	27%
Total revenues	5,375	5,931	5,093	5,618	5,273	21,576	21,915	2%
Benefits and expenses (1):
Insurance and annuity benefits	3,363	3,836	3,152	3,573	3,289	13,754	13,850	1%
Interest credited to policyholders' account balances	210	209	200	195	195	851	799	-6%
Interest expense	2	1	1	1	3	8	6	-25%
Deferral of acquisition costs	(333)	(361)	(320)	(367)	(307)	(1,416)	(1,355)	4%
Amortization of acquisition costs	265	317	264	291	276	1,204	1,148	-5%
General and administrative expenses	1,078	1,058	993	1,038	988	4,223	4,077	-3%
Total benefits and expenses	4,585	5,060	4,290	4,731	4,444	18,624	18,525	-1%
Adjusted operating income before income taxes	790	871	803	887	829	2,952	3,390	15%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	1,856	2,268	1,826	1,983	1,829	7,740	7,906	2%
Policy charges and fee income	54	62	41	53	51	237	207	-13%
Net investment income	541	533	549	580	582	1,915	2,244	17%
Asset management fees, commissions and other income	80	67	67	79	73	230	286	24%
Total revenues	2,531	2,930	2,483	2,695	2,535	10,122	10,643	5%
Benefits and expenses (1):
Insurance and annuity benefits	1,656	1,989	1,652	1,778	1,658	6,758	7,077	5%
Interest credited to policyholders' account balances	50	51	46	47	49	213	193	-9%
Interest expense	1	1	—	1	2	5	4	-20%
Deferral of acquisition costs	(169)	(182)	(163)	(173)	(165)	(730)	(683)	6%
Amortization of acquisition costs	116	150	110	128	122	562	510	-9%
General and administrative expenses	451	457	431	439	441	1,810	1,768	-2%
Total benefits and expenses	2,105	2,466	2,076	2,220	2,107	8,618	8,869	3%
Adjusted operating income before income taxes	426	464	407	475	428	1,504	1,774	18%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	1,952	2,143	1,721	2,038	1,853	8,087	7,755	-4%
Policy charges and fee income	33	39	35	33	37	137	144	5%
Net investment income	789	767	805	796	791	3,067	3,159	3%
Asset management fees, commissions and other income	70	52	49	56	57	163	214	31%
Total revenues	2,844	3,001	2,610	2,923	2,738	11,454	11,272	-2%
Benefits and expenses (1):
Insurance and annuity benefits	1,707	1,847	1,500	1,795	1,631	6,996	6,773	-3%
Interest credited to policyholders' account balances	160	158	154	148	146	638	606	-5%
Interest expense	1	—	1	—	1	3	2	-33%
Deferral of acquisition costs	(164)	(179)	(157)	(194)	(142)	(686)	(672)	2%
Amortization of acquisition costs	149	167	154	163	154	642	638	-1%
General and administrative expenses	627	601	562	599	547	2,413	2,309	-4%
Total benefits and expenses	2,480	2,594	2,214	2,511	2,337	10,006	9,656	-3%
Adjusted operating income before income taxes	364	407	396	412	401	1,448	1,616	12%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,736	2,155	1,698	1,845	1,687	7,272	7,385
Gibraltar Life	1,985	2,182	1,756	2,071	1,890	8,224	7,899
All other countries	174	175	169	191	193	705	728
Total	3,895	4,512	3,623	4,107	3,770	16,201	16,012
Annualized new business premiums:
Japan, excluding Gibraltar Life	159	206	184	183	174	866	747
Gibraltar Life	238	258	261	270	211	1,149	1,000
All other countries	43	42	47	51	53	175	193
Total	440	506	492	504	438	2,190	1,940
Annualized new business premiums by distribution channel:
Life Planners	202	248	231	234	227	1,041	940
Gibraltar Life Consultants	108	105	137	150	93	491	485
Banks	98	118	61	71	68	459	318
Independent Agency	32	35	63	49	50	199	197
Total	440	506	492	504	438	2,190	1,940
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,754	2,186	1,751	1,905	1,772	7,423	7,614
Gibraltar Life	1,997	2,221	1,810	2,133	1,975	8,374	8,139
All other countries	218	223	210	234	248	856	915
Total	3,969	4,630	3,771	4,272	3,995	16,653	16,668
Annualized new business premiums:
Japan, excluding Gibraltar Life	159	208	186	187	179	870	760
Gibraltar Life	238	259	263	271	213	1,153	1,006
All other countries	53	51	58	61	66	205	236
Total	450	518	507	519	458	2,228	2,002
Annualized new business premiums by distribution channel:
Life Planners	212	259	244	248	245	1,075	996
Gibraltar Life Consultants	107	105	138	152	93	495	488
Banks	98	118	61	71	68	459	318
Independent Agency	33	36	64	48	52	199	200
Total	450	518	507	519	458	2,228	2,002

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 103 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2020	2021
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	388	388	389	389	389
Gibraltar Life	363	362	361	360	359
All other countries	42	43	44	46	47
Total	793	793	794	795	795
Number of individual policies in force at end of period (in thousands) (3):
Japan, excluding Gibraltar Life	4,286	4,323	4,354	4,385	4,405
Gibraltar Life	7,016	6,982	6,949	6,941	6,907
All other countries	590	602	615	636	652
Total	11,892	11,907	11,918	11,962	11,964
International life insurance individual policy persistency:
Life Planner:
13 months	92.8%	92.8%	92.4%	93.1%	93.1%
25 months	86.3%	87.0%	86.9%	87.0%	86.7%
Gibraltar Life (4):
13 months	94.9%	95.0%	95.2%	95.7%	95.9%
25 months	89.7%	89.8%	90.0%	89.8%	89.9%
Number of Life Planners at end of period:
Japan	4,555	4,654	4,595	4,630	4,566
All other countries	1,511	1,506	1,476	1,508	1,458
Total Life Planners	6,066	6,160	6,071	6,138	6,024
Gibraltar Life Consultants	7,254	7,144	7,088	7,094	7,100

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 103 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2020	2021				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2020	2021	% change

Revenues (1):
Premiums	(9)	(8)	(6)	(9)	(13)	(26)	(36)	-38%
Policy charges and fee income	(13)	(14)	(14)	(16)	(16)	(54)	(60)	-11%
Net investment income	176	165	141	167	191	660	664	1%
Asset management fees, commissions and other income	(208)	(232)	(250)	(317)	(280)	(1,093)	(1,079)	1%
Total revenues	(54)	(89)	(129)	(175)	(118)	(513)	(511)	—%
Benefits and expenses (1):
Insurance and annuity benefits	14	(3)	(10)	1	(12)	30	(24)	-180%
Interest credited to policyholders' account balances	33	33	34	34	34	129	135	5%
Interest expense	174	169	164	160	152	668	645	-3%
Deferral of acquisition costs	12	13	17	16	10	52	56	8%
Amortization of acquisition costs	(11)	(12)	(14)	(15)	(14)	(49)	(55)	-12%
General and administrative expenses	245	33	16	89	201	624	339	-46%
Total benefits and expenses	467	233	207	285	371	1,454	1,096	-25%
Adjusted operating loss before income taxes	(521)	(322)	(336)	(460)	(489)	(1,967)	(1,607)	18%
Adjusted operating income (loss) before income taxes comprised as follows:
Investment income	34	36	36	40	63	133	175	32%
Interest expense on debt	(216)	(208)	(211)	(209)	(199)	(894)	(827)	7%
Long-term and deferred compensation expense	(6)	(36)	(28)	(8)	(10)	(138)	(82)	41%
Other (2)(3)	(333)	(114)	(133)	(283)	(343)	(1,068)	(873)	18%
Adjusted operating loss before income taxes	(521)	(322)	(336)	(460)	(489)	(1,967)	(1,607)	18%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses include consolidating adjustments.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.
(3) The amount for fourth quarter of 2020 has been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	December 31, 2021						December 31, 2020
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	305,035	28,167	276,868	65.0%			339,288	29,475	309,813	63.7%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,413	—	1,413	0.3%			1,719	—	1,719	0.4%
Private, available-for-sale, at fair value	66,897	10,237	56,660	13.3%			72,973	12,749	60,224	12.4%
Private, held-to-maturity, at amortized cost, net of allowance (1)	101	—	101	0.1%			211	—	211	0.1%
Fixed maturities, trading, at fair value	8,610	1,137	7,473	1.8%			3,702	277	3,425	0.7%
Assets supporting experience-rated contractholder liabilities, at fair value	3,358	—	3,358	0.8%			24,115	—	24,115	5.0%
Equity securities, at fair value	7,875	2,288	5,587	1.3%			7,453	2,345	5,108	1.1%
Commercial mortgage and other loans, at book value, net of allowance	57,387	8,241	49,146	11.6%			64,313	8,421	55,892	11.5%
Policy loans, at outstanding balance	10,386	3,815	6,571	1.5%			11,271	4,064	7,207	1.5%
Other invested assets, net of allowance (2)	16,843	4,358	12,485	2.9%			14,326	3,610	10,716	2.1%
Short-term investments, net of allowance	6,600	557	6,043	1.4%			7,764	124	7,640	1.5%
Subtotal (3)	484,505	58,800	425,705	100.0%			547,135	61,065	486,070	100.0%
Invested assets of other entities and operations (4)	7,694	—	7,694				6,485	—	6,485
Total investments	492,199	58,800	433,399				553,620	61,065	492,555

Fixed Maturities by Credit Quality (3)(5):	December 31, 2021						December 31, 2020
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	195,493	27,963	595	—	222,861	80.5%	218,038	39,679	360	—	257,357	83.1%
2	38,830	5,254	148	—	43,936	15.9%	35,349	6,897	48	—	42,198	13.6%
Subtotal - High or Highest Quality Securities	234,323	33,217	743	—	266,797	96.4%	253,387	46,576	408	—	299,555	96.7%
3	6,313	429	196	—	6,546	2.4%	6,056	663	64	—	6,655	2.1%
4	2,642	88	66	1	2,663	0.9%	2,290	121	67	—	2,344	0.8%
5	620	45	14	3	648	0.2%	915	100	29	6	980	0.3%
6	249	14	19	30	214	0.1%	331	37	24	65	279	0.1%
Subtotal - Other Securities	9,824	576	295	34	10,071	3.6%	9,592	921	184	71	10,258	3.3%
Total	244,147	33,793	1,038	34	276,868	100.0%	262,979	47,497	592	71	309,813	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	12,433	941	71	—	13,303	23.5%	11,913	1,632	21	—	13,524	22.5%
2	31,607	2,029	260	—	33,376	58.9%	33,109	3,786	132	—	36,763	61.0%
Subtotal - High or Highest Quality Securities	44,040	2,970	331	—	46,679	82.4%	45,022	5,418	153	—	50,287	83.5%
3	5,966	287	39	—	6,214	11.0%	5,857	529	31	—	6,355	10.6%
4	2,833	106	74	8	2,857	5.0%	2,829	90	52	23	2,844	4.7%
5	769	23	33	24	735	1.3%	714	23	38	10	689	1.1%
6	185	19	1	28	175	0.3%	40	11	—	2	49	0.1%
Subtotal - Other Securities	9,753	435	147	60	9,981	17.6%	9,440	653	121	35	9,937	16.5%
Total	53,793	3,405	478	60	56,660	100.0%	54,462	6,071	274	35	60,224	100.0%
_____________
(1) On an amortized cost basis, net of allowance, as of December 31, 2021, includes $1,324 million (fair value, $1,594 million) and $101 million (fair value, $110 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $89 million (fair value, $99 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2020, includes $1,621 million (fair value, $1,963 million) and $211 million (fair value, $225 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $98 million (fair value, $110 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet. Also excludes assets "held-for-sale" of $40,669 million as of December 31, 2021.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of December 31, 2021 and 2020, 617 securities with amortized cost of $4,547 million (fair value, $4,596 million) and 102 securities with amortized cost of $356 million (fair value, $382 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	December 31, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	146,600	72.2%	154,261	73.3%
Public, held-to-maturity, at amortized cost, net of allowance	1,413	0.7%	1,719	0.8%
Private, available-for-sale, at fair value	21,079	10.4%	21,748	10.3%
Private, held-to-maturity, at amortized cost, net of allowance	101	0.1%	211	0.1%
Fixed maturities, trading, at fair value	839	0.4%	550	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,328	1.6%	3,149	1.5%
Equity securities, at fair value	2,187	1.1%	2,134	1.0%
Commercial mortgage and other loans, at book value, net of allowance	19,969	9.8%	19,915	9.5%
Policy loans, at outstanding balance	2,726	1.3%	3,078	1.5%
Other invested assets (3)	4,203	2.1%	3,045	1.5%
Short-term investments, net of allowance	692	0.3%	438	0.2%
Total	203,137	100.0%	210,248	100.0%

	December 31, 2021		December 31, 2020
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	130,268	58.5%	155,552	56.4%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	35,581	16.0%	38,476	14.0%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	6,634	3.0%	2,875	1.0%
Assets supporting experience-rated contractholder liabilities, at fair value	30	0.0%	20,966	7.6%
Equity securities, at fair value	3,400	1.6%	2,974	1.1%
Commercial mortgage and other loans, at book value, net of allowance	29,177	13.1%	35,977	13.0%
Policy loans, at outstanding balance	3,845	1.7%	4,129	1.5%
Other invested assets, net of allowance (3)	8,282	3.7%	7,671	2.8%
Short-term investments, net of allowance	5,351	2.4%	7,202	2.6%
Total (4)	222,568	100.0%	275,822	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Excludes assets "held-for-sale" of $40,669 million as of December 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended December 31
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.73%	2,773	94	3.67%	2,801	3
Equity securities	3.62%	48	—	2.98%	35	—
Commercial mortgage and other loans	4.08%	512	(2)	3.81%	470	2
Policy loans	4.47%	72	—	3.98%	72	—
Short-term investments and cash equivalents	0.45%	14	1	0.32%	15	(1)
Gross investment income before investment expenses	3.68%	3,419	93	3.53%	3,393	4
Investment expenses	-0.15%	(128)	—	-0.14%	(121)	—
Subtotal	3.53%	3,291	93	3.39%	3,272	4
Other investments (3)		488	455		364	(1,583)
Investment results of other entities and operations (4)		222	28		338	(60)
Less: investment income related to adjusted operating income reconciling items		(384)			(439)
Total		3,617	576		3,535	(1,639)

	Twelve Months Ended December 31
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.72%	11,005	1,464	3.75%	11,291	452
Equity securities	2.32%	118	—	2.74%	120	—
Commercial mortgage and other loans	4.00%	1,966	81	3.94%	1,901	7
Policy loans	4.65%	310	—	4.47%	336	—
Short-term investments and cash equivalents	0.48%	59	(1)	0.83%	185	5
Gross investment income before investment expenses	3.65%	13,458	1,544	3.61%	13,833	464
Investment expenses	-0.15%	(495)	—	-0.14%	(517)	—
Subtotal	3.50%	12,963	1,544	3.47%	13,316	464
Other investments (3)		1,870	1,569		658	(4,593)
Investment results of other entities and operations (4)		954	104		1,196	60
Less: investment income related to adjusted operating income reconciling items		(1,627)			(2,038)
Total		14,160	3,217		13,132	(4,069)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended December 31
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.68%	982	83	2.72%	991	20
Equity securities	5.38%	30	—	5.20%	27	—
Commercial mortgage and other loans	4.12%	204	(2)	3.70%	181	2
Policy loans	3.92%	27	—	2.52%	20	—
Short-term investments and cash equivalents	0.56%	1	—	0.34%	2	—
Gross investment income before investment expenses	2.89%	1,244	81	2.84%	1,221	22
Investment expenses	-0.14%	(61)	—	-0.14%	(61)	—
Subtotal	2.75%	1,183	81	2.70%	1,160	22
Other investments (2)		109	85		108	(236)
Total		1,292	166		1,268	(214)

	Twelve Months Ended December 31
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.72%	3,921	271	2.78%	3,875	371
Equity securities	3.52%	76	—	3.62%	72	—
Commercial mortgage and other loans	3.92%	768	33	3.85%	731	5
Policy loans	4.05%	114	—	3.23%	98	—
Short-term investments and cash equivalents	0.48%	4	—	0.86%	14	1
Gross investment income before investment expenses	2.88%	4,883	304	2.91%	4,790	377
Investment expenses	-0.14%	(241)	—	-0.14%	(245)	—
Subtotal	2.74%	4,642	304	2.77%	4,545	377
Other investments (2)		457	(391)		245	486
Total		5,099	(87)		4,790	863
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended December 31
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.74%	1,791	11	4.53%	1,810	(17)
Equity securities	2.37%	18	—	1.23%	8	—
Commercial mortgage and other loans	4.05%	308	—	3.88%	289	—
Policy loans	4.87%	45	—	5.11%	52	—
Short-term investments and cash equivalents	0.44%	13	1	0.32%	13	(1)
Gross investment income before investment expenses	4.35%	2,175	12	4.08%	2,172	(18)
Investment expenses	-0.16%	(67)	—	-0.13%	(60)	—
Subtotal	4.19%	2,108	12	3.95%	2,112	(18)
Other investments (3)		379	370		256	(1,347)
Total		2,487	382		2,368	(1,365)

	Twelve Months Ended December 31
	2021			2020
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.68%	7,084	1,193	4.59%	7,416	81
Equity securities	1.44%	42	—	2.01%	48	—
Commercial mortgage and other loans	4.05%	1,198	48	4.00%	1,170	2
Policy loans	5.09%	196	—	5.31%	238	—
Short-term investments and cash equivalents	0.48%	55	(1)	0.83%	171	4
Gross investment income before investment expenses	4.30%	8,575	1,240	4.15%	9,043	87
Investment expenses	-0.15%	(254)	—	-0.14%	(272)	—
Subtotal	4.15%	8,321	1,240	4.01%	8,771	87
Other investments (3)		1,413	1,960		413	(5,079)
Total		9,734	3,200		9,184	(4,992)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2021								Three Months Ended December 31, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,723	—	—	476	113	—	—	7,312	7,505	—	—	525	271	—	—	8,301
Policy charges and fee income	1,512	(70)	(16)	—	58	—	—	1,484	1,490	(13)	8	—	68	—	—	1,553
Net investment income	3,617	(14)	—	635	398	—	—	4,636	3,535	(9)	—	602	448	—	—	4,576
Realized investment gains (losses), net	185	98	193	302	100	—	—	878	72	(1,704)	202	(84)	(209)	—	—	(1,723)
Asset management fees, commissions and other income	1,707	159	—	235	38	(25)	—	2,114	1,993	496	—	405	480	(52)	—	3,322
Total revenues	13,744	173	177	1,648	707	(25)	—	16,424	14,595	(1,230)	210	1,448	1,058	(52)	—	16,029
Benefits and Expenses:
Insurance and annuity benefits	7,626	(12)	(142)	1,486	209	—	—	9,167	8,303	(40)	(62)	1,338	369	—	—	9,908
Interest credited to policyholders' account balances	667	75	(22)	31	(28)	—	—	723	684	150	(22)	31	320	—	—	1,163
Interest expense	362	—	—	—	—	—	—	362	386	—	—	—	1	—	—	387
Deferral of acquisition costs	(599)	—	—	—	—	—	—	(599)	(676)	—	—	—	(1)	—	—	(677)
Amortization of acquisition costs	510	(6)	(78)	6	3	—	—	435	485	(78)	(76)	6	2	—	—	339
Goodwill impairment	—	—	—	—	—	—	1,060	1,060	—	—	—	—	—	—	—	—
General and administrative expenses	3,593	—	(1)	77	239	(37)	17	3,888	3,946	(73)	(6)	82	250	(204)	14	4,009
Total benefits and expenses	12,159	57	(243)	1,600	423	(37)	1,077	15,036	13,128	(41)	(166)	1,457	941	(204)	14	15,129

	Twelve Months Ended December 31, 2021								Twelve Months Ended December 31, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	32,347	—	—	1,789	691	—	—	34,827	27,618	—	—	1,982	1,540	—	—	31,140
Policy charges and fee income	5,986	(248)	(45)	—	251	—	—	5,944	5,766	(134)	40	—	357	—	—	6,029
Net investment income	14,160	(40)	—	2,500	1,667	—	—	18,287	13,132	(39)	—	2,240	2,077	—	—	17,410
Realized investment gains (losses), net	577	2,082	380	807	178	—	—	4,024	235	(4,236)	(236)	182	168	—	—	(3,887)
Asset management fees, commissions and other income	6,711	271	—	851	116	(97)	—	7,852	5,531	203	—	362	278	(138)	105	6,341
Total revenues	59,781	2,065	335	5,947	2,903	(97)	—	70,934	52,282	(4,206)	(196)	4,766	4,420	(138)	105	57,033
Benefits and expenses:
Insurance and annuity benefits	35,368	(165)	(200)	5,351	978	—	—	41,332	30,000	—	261	4,306	2,117	—	—	36,684
Interest credited to policyholders' account balances	2,683	450	(45)	124	270	—	—	3,482	2,781	10	21	127	1,599	—	—	4,538
Interest expense	1,474	—	—	—	4	—	—	1,478	1,565	—	—	1	8	—	—	1,574
Deferral of acquisition costs	(2,544)	—	—	—	(4)	—	—	(2,548)	(2,621)	—	—	—	(142)	—	—	(2,763)
Amortization of acquisition costs	2,080	153	(163)	21	6	—	—	2,097	2,078	(115)	132	26	100	—	—	2,221
Goodwill impairment	—	—	—	—	—	—	1,060	1,060	—	—	—	—	—	—	—	—
General and administrative expenses	13,419	—	(7)	311	933	(56)	52	14,652	13,529	199	30	330	1,188	(228)	54	15,102
Total benefits and expenses	52,480	438	(415)	5,807	2,187	(56)	1,112	61,553	47,332	94	444	4,790	4,870	(228)	54	57,356

__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge of $837 million after-tax, $1,060 million pre-tax, in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2021								Three Months Ended June 30, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,887	—	—	431	225	—	—	7,543	6,086	—	—	463	230	—	—	6,779
Policy charges and fee income	1,492	(76)	6	—	68	—	—	1,490	1,393	(43)	(16)	—	66	—	—	1,400
Net investment income	3,387	(12)	—	586	421	—	—	4,382	3,490	(6)	—	629	439	—	—	4,552
Realized investment gains (losses), net	169	1,851	95	72	(108)	—	—	2,079	101	20	129	265	120	—	—	635
Asset management fees, commissions and other income	1,821	(367)	—	276	(244)	(28)	—	1,458	1,548	406	—	256	362	(21)	—	2,551
Total revenues	13,756	1,396	101	1,365	362	(28)	—	16,952	12,618	377	113	1,613	1,217	(21)	—	15,917
Benefits and expenses:
Insurance and annuity benefits	7,530	(178)	(138)	1,215	285	—	—	8,714	6,692	34	(30)	1,466	286	—	—	8,448
Interest credited to policyholders' account balances	684	274	(13)	31	(208)	—	—	768	667	33	(17)	31	360	—	—	1,074
Interest expense	375	—	—	—	2	—	—	377	370	—	—	—	1	—	—	371
Deferral of acquisition costs	(691)	—	—	—	(1)	—	—	(692)	(608)	—	—	—	(1)	—	—	(609)
Amortization of acquisition costs	542	240	(49)	6	2	—	—	741	503	(54)	(61)	5	(1)	—	—	392
General and administrative expenses	3,273	5	(3)	79	237	26	13	3,630	3,165	6	(4)	80	233	(25)	13	3,468
Total benefits and expenses	11,713	341	(203)	1,331	317	26	13	13,538	10,789	19	(112)	1,582	878	(25)	13	13,144

	Three Months Ended September 30, 2021
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	12,651	—	—	419	123	—	—	13,193
Policy charges and fee income	1,589	(59)	(19)	—	59	—	—	1,570
Net investment income	3,666	(8)	—	650	409	—	—	4,717
Realized investment gains (losses), net	122	113	(37)	168	66	—	—	432
Asset management fees, commissions and other income	1,635	73	—	84	(40)	(23)	—	1,729
Total revenues	19,663	119	(56)	1,321	617	(23)	—	21,641
Benefits and expenses:
Insurance and annuity benefits	13,520	(9)	110	1,184	198	—	—	15,003
Interest credited to policyholders' account balances	665	68	7	31	146	—	—	917
Interest expense	367	—	—	—	1	—	—	368
Deferral of acquisition costs	(646)	—	—	—	(2)	—	—	(648)
Amortization of acquisition costs	525	(27)	25	4	2	—	—	529
General and administrative expenses	3,388	(11)	1	75	224	(20)	9	3,666
Total benefits and expenses	17,819	21	143	1,294	569	(20)	9	19,835
__________
(1) See page 38 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted Operating Income excludes market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions, and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market along with the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding AOCI and adjusted to remove the amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other operations.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Annuities - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors financial professionals under contract for the entire period, divided by the number of those financial professionals. Excludes commissions on new sales by financial professionals hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

28. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2021

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of February 3, 2022
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of February 3, 2022

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.